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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 28, 2004



                             BELL MICROPRODUCTS INC.
             (Exact name of registrant as specified in its charter)




                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)



       000-21528                                               NO. 94-3057566
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 451-9400
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


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Bell Microproducts Announces Q1 2004 Results
March 31, 2004



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated July 28, 2004


ITEM 12.          DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 28, 2004, Bell Microproducts Inc. issued a press release announcing its 2004 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.



The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



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Bell Microproducts Announces Q1 2004 Results
March 31, 2004



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BELL MICROPRODUCTS INC.


                                          By  /s/ James E. Illson
                                              ----------------------------------
Date:  July 28, 2004                          James E. Illson
                                              Executive Vice President, Finance
                                              and Operations and Chief Financial
                                              Officer

Bell Microproducts Announces Q1 2004 Results
March 31, 2004


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
July 28, 2004                                                          000-21528



EXHIBIT NO.                ITEM

      99.1                 Press Release dated July 28, 2004